Share consolidation	12 Months Ended
Dec. 31, 2018
Disclosure of share consolidation [Abstract]
Share consolidation
22	Share consolidation

On May 2, 2018, the Corporation completed a share consolidation on the basis of one new common share for every 3.2 currently outstanding shares. Effective at the opening of trading on May 10, 2018, the Corporation’s common shares commenced trading on a consolidated basis.